SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 20, 2001

The Home Depot, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8207	95-3261426

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation

2455 Paces Ferry Road, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 433-8211

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On February 20, 2001, The Home Depot, Inc. issued a press release with respect to its earnings for its 2000 fiscal year and the fourth quarter of such fiscal year. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits:

99.1	Press Release dated February 20, 2001.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: April 9, 2001	By:	/s/ Dennis J. Carey

Dennis J. Carey
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated February 20, 2001.